UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.80% Senior Notes due 2022	BWA22	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Amendment No. 1

Explanatory Note

On October 2, 2020, BorgWarner Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Form 8-K”) to report the completion of its acquisition (the “Transaction”) of Delphi Technologies PLC (“Delphi Technologies”) pursuant to that certain Transaction Agreement, dated January 28, 2020, as amended by an Amendment and Consent Agreement, dated May 6, 2020, by and between the Company and Delphi Technologies.

This Amendment No. 1 to Current Report on Form 8-K/A is being filed by the Company to amend the Form 8-K to provide: (i) audited consolidated financial statements of Delphi Technologies as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018, and 2017; (ii) unaudited condensed consolidated financial statements of Delphi Technologies as of June 30, 2020 and for the six months ended June 30, 2020 and 2019; and (iii) (a) unaudited pro forma combined statements of operations for the six months ended June 30, 2020 and the year ended December 31, 2019 that combine the historical consolidated statements of operations of BorgWarner and Delphi Technologies, giving effect to the Transaction as if it had been completed on January 1, 2019; (b) unaudited pro forma combined balance sheet as of June 30, 2020 that combines the historical consolidated balance sheets of BorgWarner and Delphi Technologies, giving effect to the Transaction as if it had been completed on June 30, 2020; and (c) the related notes to the unaudited pro forma financial information.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Delphi Technologies as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018, and 2017, filed as Exhibit 99.1 hereto.

The unaudited condensed consolidated financial statements of Delphi Technologies as of June 30, 2020 and for six months ended June 30, 2020 and 2019, filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

(i) Unaudited pro forma combined statements of operations for the six months ended June 30, 2020 and the year ended December 31, 2019 that combine the historical consolidated statements of operations of BorgWarner and Delphi Technologies, giving effect to the Transaction as if it had been completed on January 1, 2019; (ii) unaudited pro forma combined balance sheet as of June 30, 2020 that combines the historical consolidated balance sheets of BorgWarner and Delphi Technologies, giving effect to the Transaction as if it had been completed on June 30, 2020; and (iii) the related notes to the unaudited pro forma financial information, filed as Exhibit 99.3 hereto.

(d)     Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young, LLP, independent registered public accounting firm of Delphi Technologies PLC
99.1
Audited consolidated financial statements of Delphi Technologies as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018, and 2017 (incorporated by reference to Delphi Technologies PLC's Annual Report on Form 10-K for the year ended December 31, 2019, including item 8 (Financial Statements and Supplementary Data) as set forth on pages 45 through 96 thereof)

99.2
Unaudited condensed consolidated financial statements of Delphi Technologies as of June 30, 2020 and for the six months ended June 30, 2020 and 2019 (incorporated by reference to Delphi Technologies PLC's Quarterly Report on Form 10-Q for the six months ended June 30, 2020, including Item 1 (Financial Statements) as set forth on pages 3 through 35 thereof)

99.3
(i) Unaudited pro forma combined statements of operations for the six months ended June 30, 2020 and the year ended December 31, 2019 that combine the historical consolidated statements of operations of BorgWarner and Delphi Technologies, giving effect to the Transaction as if it had been completed on January 1, 2019; (ii) unaudited pro forma combined balance sheet as of June 30, 2020 that combines the historical consolidated balance sheets of BorgWarner and Delphi Technologies, giving effect to the Transaction as if it had been completed on June 30, 2020; and (iii) the related notes to the unaudited pro forma financial information

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: October 13, 2020	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary